UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K/A

(Amendment Number One)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 11, 2023

PISMO COAST VILLAGE, INC.

(Exact Name of Registrant as Specified in Its Charter)

California                                        #0-8463                                        95-2990441

(State or other jurisdiction                            (Commission File                    (IRS Employer Identification

of incorporation)                                            Number)                                            Number)

165 South Dolliver Street, Pismo Beach, California  93449

(Address of principal executive offices)     (Zip Code)

Registrant’s telephone number, including area code (805) 773-5649.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The amendment on FORM 8-K/A was done to correct a wrong name usage, replacing “Bosewell” with “Boswell” in Item 5.02.

ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF  DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Election of Director

At the Regular Meeting of the Board of Directors of Pismo Coast Village, Inc. held Saturday, November 11, 2023, Barbara Boswell (age 63) was elected as a new member of the Board of Directors of Pismo Coast Village, Inc., effective November 11, 2023. Ms. Boswell was approved as a director due to the resignation of William Fischer at the Pismo Coast Village Board Meeting held Saturday, September 16, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.